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                               FOURTH AMENDMENT
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS
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     This Fourth Amendment to Lease ("Fourth Amendment") is made as of November
11, 1999, between Metropolitan Life Insurance Company, a New York corporation ("Landlord") and SPR, INC., a Delaware corporation ("Tenant").

                                   RECITALS:

     Landlord and Tenant entered into a certain Lease dated November 29, 1995 (the "Lease") which was amended by that certain First Lease Amendment dated June 3, 1996 ("First Amendment") and that certain Second Amendment dated August 31, 1998 ("Second Amendment") and that Third Amendment dated December 30, 1998 ("Third Amendment") (the Lease, First Amendment, Second Amendment, and Third Amendment are hereinafter collectively called the "Amended Lease") pursuant to which Tenant leased certain space located on the seventh floor of the building at 2015 Spring Road, commonly known as Commerce Plaza, (the "Building") located in Oak Brook, Illinois, the Leased Premises being more particularly described in the Lease and have agreed to expand the Leased Premises by adding certain parcels of space on the sixth floor of the Building as enumerated in the Second Amendment;

     Landlord and Tenant desire to make certain changes to the Amended Lease as set forth herein.

     NOW, THEREFORE, to reflect the agreements of the parties, the parties amend the Amended Lease as follows:

     1.  Definitions. Unless otherwise defined herein, all capitalized terms
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shall have the same meaning ascribed to them in the Amended Lease.

     2.  Expansion Commencement Dates. The "Third Expansion Commencement Date"
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as referenced in the Third Amendment is hereby changed from June 1, 1999 to July
16, 1999.

     3.  Continuation. Except as specifically herein amended, all terms and
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conditions contained in the Lease with respect to the Leased Premises shall remain in full force and effect. In the event that any provisions of this Fourth Amendment shall conflict with the Lease, this Fourth Amendment shall govern.
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     IN WITNESS WHEREOF, this Fourth Amendment has been executed as of the date first above written.


LANDLORD:                                    TENANT:


METROPOLITAN LIFE INSURANCE                  SPR, INC., a Delaware
COMPANY, a New York corporation              corporation


By:/s/ [ILLEGIBLE]^^                         By: Stephen T. Gambill
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   Its: Assistant Vice-President                Its: VP & CFO
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